9. INCOME TAXES	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

For the years ended March 31, 2015 and 2014, we had no income tax expense due to our net operating losses and 100% deferred tax asset valuation allowance.

At March 31, 2015 and 2014, we had net deferred tax assets as detailed below. These deferred tax assets are primarily composed of capitalized research and development costs and tax net operating loss carryforwards. Due to uncertainties surrounding our ability to generate future taxable income to realize these assets, a 100% valuation has been established to offset the net deferred tax assets.

Significant components of our net deferred tax assets at March 31, 2015 and 2014 are shown below:

	YEAR ENDED MARCH 31,
	2015	2014

Deferred tax assets:
Capitalized research and development	$3,442,000	$3,442,000
Net operating loss carryforwards	17,927,000	15,193,000
Total deferred tax assets	21,369,000	18,635,000

Total deferred tax liabilities	–	–

Net deferred tax assets	21,369,000	18,635,000
Valuation allowance for deferred tax assets	(21,369,000)	(18,635,000)

Net deferred tax assets	$–	$–

At March 31, 2015, we had tax net operating loss carryforwards for federal and state purposes approximating $46 million and $38 million, which begin to expire in the year 2021.

The provision for income taxes on earnings subject to income taxes differs from the statutory federal rate for the years ended March 31, 2015 and 2014 due to the following:

	2015	2014

Income taxes (benefit) at federal statutory rate of 34%	$(2,373,000)	$(4,541,000)
State income tax, net of federal benefit	(418,000)	(156,000)
Tax effect on non-deductible expenses and credits	1,524,000	4,297,000
Change in valuation allowance[1]	1,267,000	400,000
	$–	$–

Pursuant to Internal Revenue Code Sections 382, use of our tax net operating loss carryforwards may be limited.

ASC 740, “Income Taxes”, clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements, and prescribes recognition thresholds and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under ASC 740, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense. During the years ended March 31, 2015 and 2014, we did not recognize any interest or penalties relating to tax matters.

At and for the years ended March 31, 2015 and 2014, management does not believe the Company has any uncertain tax positions. Accordingly, there are no unrecognized tax benefits at March 31, 2015 or March 31, 2014.

Our tax returns remain open for examination by the applicable authorities, generally 3 years for federal and 4 years for state. We are currently not under examination by any taxing authorities.